GLOBAL X FUNDS

SUPPLEMENT DATED NOVEMBER 9, 2012

TO THE PROSPECTUS AND SUMMARY PROSPECTUS,

EACH DATED MARCH 1, 2012

This Supplement updates certain information contained in the above-dated Prospectus and Summary Prospectus for Global X Funds (“Trust”) regarding the Global X FTSE Greece 20 ETF (“Fund”), a series of the Trust.

As of November 7, 2012, the largest holding of the Fund is Coca-Cola Hellenic Bottling Company S.A. (“Coca-Cola Hellenic”), representing approximately 16.8% of the Fund’s assets. Coca-Cola Hellenic is Greece’s largest company by market value and trades on the Athens Stock Exchange (“ASE”). In October, 2012, Coca-Cola Hellenic announced plans to move its primary listing from ASE to the London Stock Exchange, to seek approval to have a secondary listing on the ASE, and move its headquarters from Athens to Switzerland. The completion of these transactions may result in Coca-Cola Hellenic no longer meeting the Index Provider’s criteria for inclusion in the Underlying Index. As a result, the Fund may need to reduce or eliminate its holdings in Coca-Cola Hellenic. The removal of Coca-Cola Hellenic from the Underlying Index and the resulting reduction or elimination of the Fund’s holdings in Coca-Cola Hellenic may have an adverse impact on the liquidity of the Fund’s underlying portfolio holdings and on Fund performance.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE